Exhibit 99.12

4 EAST STOW RoAd

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE Year Ended December 31, 2013 AND

FOR THE nine MONTHS ENDED September 30, 2014 (UNAUDITED)

4 EAST STOW Road

Contents

Independent Auditors’ Report	1-2

Statements of Revenues and Certain Expenses	3

Notes to Statements of Revenues and Certain Expenses	4-6

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Plymouth Industrial REIT, Inc.

Report on the Financial Statement

We have audited the accompanying statement of revenues and certain expenses of 4 East Stow Road for the year ended December 31, 2013, and the related notes to the statement of revenues and certain expenses.

Management's Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses, described in Note 2, of 4 East Stow Road for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and it is not intended to be a complete presentation of 4 East Stow Road’s revenues and expenses. Our opinion is not modified with respect to that matter.

/s/ Marcum LLP

Marcum LLP

Needham, MA

January 16, 2015

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4 EAST STOW ROAD

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2013 AND

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

	Nine Months Ended
	September 30, 2014	Year Ended
	(Unaudited)	December 31, 2013

Revenues
Rental revenue	$608,383	$765,494
Tenant reimbursements	346,851	461,006

Total Revenues	955,234	1,226,500

Certain Expenses
Property operating expenses	234,658	389,052
Real estate taxes and insurance	118,751	144,896
General and administrative expenses	12,812	24,476

Total Certain Expenses	366,221	558,424

Revenues in Excess of Certain Expenses	$589,013	$668,076

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4 EAST Stow Road

Notes to STATEMENTs OF REVENUES AND CERTAIN EXPENSES

for the year ended december 31, 2013 and

FOR THE nine months ended September 30, 2014 (Unaudited)

Note 1 - Description of Property

4 East Stow Road (the “Property”) is a fully-constructed, multi-tenant industrial building located in Marlton, New Jersey with approximately 156,000 square feet of rentable space. The Property was owned by CD Realty Stow Road Associates, LLC and sold to Plymouth Industrial REIT, Inc. (the “Company”) on December 2, 2014.

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statements of revenues and certain expenses include the operations of the Property and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Property, have been excluded. Such items include depreciation, amortization, interest expense, interest income, and amortization of above- and below-market leases. Management is not aware of any material factors relating to the Property that would cause the reported financial information not to be indicative of future operating results.

Interim Unaudited Information

The statement of revenues and certain expenses for the nine months ended September 30, 2014 is unaudited. In the opinion of the Company, such statement reflects all adjustments necessary for a fair presentation of revenues and certain expenses in accordance with U.S. Securities and Exchange Commission’s Rule 3-14 as described above. All such adjustments are of a normal recurring nature.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from these estimates.

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4 EAST Stow Road

Notes to STATEMENTs OF REVENUES AND CERTAIN EXPENSES

for the year ended december 31, 2013 and

FOR THE nine months ended September 30, 2014 (Unaudited)

Note 2 - Summary of Significant Accounting Policies (Continued)

Revenue Recognition

The Property recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant reimbursements related to reimbursements of real estate taxes, insurance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred.

Note 3 - Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space in the Property. As of September 30, 2014, the minimum future rentals receivable under noncancelable operating leases in each of the next five years and thereafter are as follows (unaudited):

Year Ending December 31,
2014 (three months ending December 31, 2014)	$197,088
2015	795,959
2016	817,480
2017	844,322
2018	871,789
Thereafter	1,243,216
Total $	$4,769,854

Note 4 - Tenant Concentrations

As of December 31, 2013 and September 30, 2014, the Property is 98% occupied by various tenants. For the year ended December 31, 2013, 56%, 24%, and 15%, respectively, of all rental revenue was recognized from each of three tenants. For the nine-month period ended September 30, 2014, 35%, 38%, and 23%, respectively, of all rental revenue was recognized from each of the same three tenants.

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4 EAST Stow Road

Notes to STATEMENTs OF REVENUES AND CERTAIN EXPENSES

for the year ended december 31, 2013 and

FOR THE nine months ended September 30, 2014 (Unaudited)

Note 5 – Related Party Transactions

An affiliate of the previous owner of the Property provides property management services to the Property. The management fee is calculated at 3% of annual rent received by the Property, with a minimum annual management fee of $6,000. Management fees amounted to $33,759 for the year ended December 31, 2013 and $25,048 for the nine months ended September 30, 2014 (unaudited).

An affiliate of the previous owner of the Property is both a tenant of the Property and a provider of solar energy services to the Property. Rent paid by the affiliate amounted to $24,000 for the year ended December 31, 2013 and $16,000 for the nine months ended September 30, 2014 (unaudited). Solar energy services provided by the affiliate amounted to $142,527 for the year ended December 31, 2013 and $52,793 for the nine months ended September 30, 2014 (unaudited).

Note 6 - Subsequent Events

The Property’s management evaluated subsequent events through January 16, 2015, the date the financial statements were available to be issued.

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